                                                                          497(e)
                 ----------------------------------------------

                                   PROSPECTUS
                                 APRIL 30, 2001
                 ----------------------------------------------

                 ANCHOR SERIES TRUST


                  --    Capital Appreciation Portfolio
                  --    Government and Quality
                        Bond Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS
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TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................      7

MORE INFORMATION ABOUT THE PORTFOLIOS.......................      9

  Investment Selection......................................      9

  Investment Strategies.....................................      9

GLOSSARY....................................................     10

  Investment Terminology....................................     10

  Risk Terminology..........................................     13

MANAGEMENT..................................................     14

  Information about the Investment Adviser..................     14

  Information about the Subadviser..........................     14

  Portfolio Management......................................     15

  Custodian, Transfer and Dividend-Paying Agent.............     15

FINANCIAL HIGHLIGHTS........................................     16

FOR MORE INFORMATION........................................     17

                                         Q&A


       CAPITAL APPRECIATION is an increase in the market value of securities held.


       INCOME is interest payments from bonds or dividends from stocks.


       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.


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                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------


The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about two of the Trust's separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolios," on page 9, and the glossary that follows on page 10.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.



  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    CAPITAL APPRECIATION    long-term capital           invests primarily in growth
    PORTFOLIO               appreciation                equity securities across a
                                                        wide range of industries and
                                                        companies, using a
                                                        wide-ranging and flexible
                                                        stock picking approach
  -----------------------------------------------------------------------------------------
    GOVERNMENT AND QUALITY  relatively high current     invests in obligations issued,
    BOND PORTFOLIO          income, liquidity and       guaranteed or insured by the
                            security of principal       U.S. government, its agencies
                                                        or instrumentalities and in
                                                        high quality corporate fixed
                                                        income securities
  -----------------------------------------------------------------------------------------


Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the chart on page 10 describes various additional risks.


    Risks of Investing in Equity Securities


    The CAPITAL APPRECIATION PORTFOLIO invests primarily in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for this Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen, or vice versa.

    Risks of Investing in Smaller Companies



   Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the CAPITAL APPRECIATION PORTFOLIO.


    Risks of Investing in Bonds


    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally.



    Additional Principal Risks


    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fee and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

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                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                    CAPITAL APPRECIATION PORTFOLIO
                                                                    ------------------------------
1991                                                                             56.14
1992                                                                             25.94
1993                                                                             21.07
1994                                                                             -3.80
1995                                                                             34.57
1996                                                                             25.14
1997                                                                             25.43
1998                                                                             22.20
1999                                                                             67.58
2000                                                                             -7.47

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -16.88% (quarter ended 3/31/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                 PAST ONE   PAST FIVE   PAST TEN      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                    YEAR       YEARS      YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio                          -7.47%      24.36%     24.80%       17.94%
------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                   -3.02%      10.31%     15.53%        9.84%
------------------------------------------------------------------------------------------------------
 Lipper VA-UF Capital Appreciation Category(3)           -8.86%      16.52%     17.95%       13.75%
------------------------------------------------------------------------------------------------------
 Custom Index(4)                                         -6.25%      13.88%     15.95%         N/A
------------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.


2 Russell 2000 Index is an unmanaged, weighted index of the top 2,000 smallest publicly traded companies within the Russell 3000 Index (the largest 3000 United States companies based on total market capitalization).


3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Capital Appreciation Category includes funds that aim at maximum capital appreciation.


4 Custom Index consists of 45% S&P 500(R), 45% Russell 2000 Index (as described above in footnote 2) and 10% Morgan Stanley Capital International (MSCI) All Country (AC) World Free (Ex-U.S.) Index. The MSCI AC World Free (Ex-U.S.) Index includes performance of 1,794 securities listed in 48 countries, which includes the countries contained in the MSCI EAFE Index, as well as North American countries (excluding the U.S.) and other emerging markets worldwide. The index covers approximately the top 60% of market capitalization for each of the countries included within the index. The MSCI EAFE Index consists of foreign companies located in developed markets of 20 different countries in Europe, Australia, Asia and the Far East.

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                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                 GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                                 -------------------------------------
1991                                                                             17.29
1992                                                                              6.90
1993                                                                              8.27
1994                                                                             -3.07
1995                                                                             19.42
1996                                                                              2.89
1997                                                                              9.53
1998                                                                              9.18
1999                                                                             -1.65
2000                                                                             11.35

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.76% (quarter ended 6/30/98) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                PAST ONE   PAST FIVE   PAST TEN      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                   YEAR       YEARS      YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio                  11.35%      6.15%       7.79%        9.17%
-----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)                11.63%      6.46%       7.96%        9.71%
-----------------------------------------------------------------------------------------------------
 Lipper VA-UF General U.S. Government Category(3)       12.33%      5.81%       7.48%        8.72%
-----------------------------------------------------------------------------------------------------


1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.


2 The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.


3 The Lipper Variable Annuity-Underlying Fund (VA-UF) General U.S. Government Category includes funds which invest at least 65% of assets in U.S. government and agency issues.

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                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company (variable annuity contracts and variable life insurance policies are collectively referred to in this Prospectus as Variable Contracts). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York are under common control with, and therefore are affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES


VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets of the Portfolios are valued at "fair value" following procedures approved by the Trustees.



The Portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.


BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

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                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION


The Capital Appreciation Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. This Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


INVESTMENT STRATEGIES


Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the chart on page 3. The chart provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the variable contracts.




------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
                                        CAPITAL APPRECIATION                    GOVERNMENT AND QUALITY BOND
------------------------------------------------------------------------------------------------------------------
What are the Portfolio's      - Equity securities:                       - Fixed-income securities:
principal investments?          - large-cap stocks                         - U.S. government securities
                                - mid-cap stocks                           - high quality corporate bonds
                                - small-cap stocks                         - mortgage backed and asset backed
                                                                            securities
------------------------------------------------------------------------------------------------------------------
In what other types of        - Equity securities:                       - Fixed-income securities:
investments may the             - foreign equity securities including      - corporate bonds rated as low as "A"
Portfolio significantly         ADRs, EDRs or GDRs (up to 25%)              (up to 20%)
invest?                                                                  -foreign fixed income securities
------------------------------------------------------------------------------------------------------------------
What other types of           - Currency transactions                    - Borrowing for temporary or emergency
investments may the           - Borrowing for temporary or emergency       purposes (up to 10%)
Portfolio use as part of        purposes (up to 10%)                     -Illiquid securities (up to 10%)
efficient portfolio           - Illiquid securities (up to 10%)          -Forward commitments
management or to enhance      - Forward commitments                      -When-issued/delayed delivery
return?                       - When-issued/delayed delivery              transactions
                                transactions                             -Defensive investments
                              - Defensive investments                    -Zero coupon bonds
                              - Special situations                       -Currency transactions
                              - Options and futures                      -Options and futures
                              - Rights and warrants                      -Special situations
                              - Convertible securities
------------------------------------------------------------------------------------------------------------------
What risks normally affect    - Market volatility                        - Market volatility
the Portfolio?                - Securities selection                     -Securities selection
                              - Growth stocks                            -Interest rate fluctuations
                              - Small companies                          -Foreign exposure
                              - Active trading                           -Active trading
                              - Hedging                                  -Hedging
------------------------------------------------------------------------------------------------------------------

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                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.


DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.


     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET BACKED SECURITIES.



     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.


FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.


A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.


SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

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                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.


For the fiscal year ended December 31, 2000, the CAPITAL APPRECIATION and GOVERNMENT and QUALITY BOND PORTFOLIOS paid SAAMCo fees equal to 0.65% and 0.59% of average daily net assets, respectively. The shareholders of the CAPITAL APPRECIATION PORTFOLIO approved an increase in the subadvisory fee rate payable to Wellington Management Company, LLP by SAAMCo and a corresponding increase in the advisory fee rate payable to SAAMCo by the Portfolio. Had the new fee rates, which went into effect on August 1, 2000, been in effect for the entire fiscal year ended December 31, 2000, the Portfolio would have paid SAAMCo an advisory fee rate of 0.70% of the Portfolio's average daily net assets.


INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

PORTFOLIO MANAGEMENT


The primary investment manager(s) for each Portfolio is set forth in the following table:



 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
 -------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands             Mr. Rands has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since its
                                                              inception in 1987. He joined Wellington
                                                              Management in 1978 as a special situations
                                                              analyst and became a portfolio manager in
                                                              1983.
                               -------------------------------------------------------------------------
                                - Steven C. Angeli            Mr. Angeli has served as the assistant
                                  Senior Vice President       portfolio manager for the Portfolio since
                                                              1998. He joined Wellington Management as
                                                              research analyst in 1994, after receiving
                                                              his MBA from Darden Graduate School of
                                                              Business Administration at the University
                                                              of Virginia.
 -------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh               Mr. Keogh has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since 1994. He
                                                              joined Wellington Management as a
                                                              portfolio manager in 1983.
 -------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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                              FINANCIAL HIGHLIGHTS
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The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                      NET                     DIVIDENDS   DIVIDENDS
                                    REALIZED       TOTAL      DECLARED    FROM NET                              NET
           NET ASSET     NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET                ASSETS
             VALUE     INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                  END OF
 PERIOD    BEGINNING     MENT          ON           MENT        MENT       INVEST-     END OF      TOTAL       PERIOD
 ENDED     OF PERIOD   INCOME*    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**    (000'S)
-----------------------------------------------------------------------------------------------------------------------
                                          Government & Quality Bond Portfolio
12/31/96     14.23       0.87         (0.50)         0.37       (0.90)      (0.03)      13.67        2.9        221,603
12/31/97     13.67       0.84          0.42          1.26       (0.92)      (0.05)      13.96        9.5        234,623
12/31/98     13.96       0.79          0.48          1.27       (0.57)      (0.02)      14.64        9.2        375,667
12/31/99     14.64       0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68       (1.7)       480,572
12/31/00     13.68       0.82          0.70          1.52       (0.75)         --       14.45       11.4        532,223
                                            Capital Appreciation Portfolio
12/31/96     23.22       0.06          5.73          5.79       (0.06)      (0.95)      28.00       25.1        567,672
12/31/97     28.00       0.02          7.05          7.07       (0.05)      (2.81)      32.21       25.4        814,311
12/31/98     32.21       0.04          6.24          6.28       (0.02)      (2.88)      35.59       22.2      1,100,646
12/31/99     35.59       0.08         23.40         23.48       (0.03)      (2.02)      57.02       67.6      1,986,888
12/31/00     57.02       0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44       (7.5)     1,954,892


                       RATIO OF NET
           RATIO OF     INVESTMENT
           EXPENSES       INCOME      PORTFOLIO
 PERIOD   TO AVERAGE    TO AVERAGE    TURNOVER
 ENDED    NET ASSETS    NET ASSETS      RATE
--------  -------------------------------------
           Government & Quality Bond Portfolio
12/31/96     0.7           6.3          106.7
12/31/97     0.7           6.1           75.7
12/31/98     0.7           5.5          150.2
12/31/99     0.7           5.5           31.1
12/31/00     0.7           5.9           57.9
             Capital Appreciation Portfolio
12/31/96     0.8           0.2           69.2
12/31/97     0.7           0.1           60.1
12/31/98     0.7           0.1           59.6
12/31/99     0.7           0.2           63.7
12/31/00     0.7           0.2           84.2


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* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).

** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

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                              FOR MORE INFORMATION
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The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.



Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836
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